                                                                   EXHIBIT 10.14

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT is dated as of August 5, 2002, between
ARE-770/784/790 MEMORIAL DRIVE, LLC, a Delaware limited liability company ("LANDLORD"), and ALNYLAM PHARMACEUTICALS, INC., a Delaware corporation ("TENANT").

ADDRESS:        790 Memorial Drive, Cambridge, Massachusetts 02139

PREMISES:       That portion of the Building, designated as Suite 2C, containing approximately 3,990 rentable square feet, as determined by Landlord, as shown on EXHIBIT A.

PROJECT: The real property on which the Building is located, together with all improvements thereon and appurtenances thereto as described on EXHIBIT B.

BASE RENT:      $19,285.00, per month

TENANT'S SHARE: 8.0%

SCIENCE HOTEL(sm) SERVICE FEES:  $4,655.00, per month

SECURITY DEPOSIT: $19,285.00     TARGET COMMENCEMENT DATE:  September 1, 2002

RENT COMMENCEMENT DATE:          The day which is two (2) months after the
                                 Commencement Date (as defined herein)

TERM: The period commencing on the Commencement Date and expiring twelve (12) months after the first day of the first full calendar month commencing on or after the Commencement Date

PERMITTED USE:  Research and development laboratory, related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 8 hereof.

ADDRESS FOR RENT PAYMENT:  LANDLORD'S NOTICE ADDRESS:   TENANT'S NOTICE ADDRESS:
135 N. Los Robles Avenue   135 N. Los Robles Avenue     790 Memorial Drive
Suite 250                  Suite 250                    Cambridge, MA 02139
Pasadena, CA 91101         Pasadena, CA 91101           Attention:
Attention: Accounts        Attention: Corporate         FACSIMILE
           Receivable                 Secretary
                           Facsimile: (626) 578-0770

     1. LEASE OF PREMISES. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project that are for the non-exclusive use of tenants of the Project are collectively referred to herein as the "COMMON AREAS." The portions of the Building, including the dark room, conference room, glass wash rooms and storage areas, that are for the non-exclusive use of tenants of the Building are more particularly shown on EXHIBIT A hereto and are collectively referred to herein as the "SCIENCE HOTEL(sm) SHARED AREAS". Tenant shall have the non-exclusive right, in common with other tenants of the Project, to use the Common Areas, and the non-exclusive right, together with other tenants of the Building, to use the Science Hotel(sm) Shared Areas. Landlord reserves the right to modify the Common Areas and Science Hotel(sm) Shared Areas, so long as such changes will not unreasonably interfere with Tenant's access to or use of the Premises or of the Science Hotel (sm) Services (as hereinafter defined), or Tenant's parking rights hereunder.

              (C) All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.
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Short Form 3N Laboratory Lease                         ADDRESS/TENANT - PAGE 2


     2. DELIVERY; ACCEPTANCE OF PREMISES; COMMENCEMENT DATE. Landlord shall use reasonable efforts to deliver the Premises to Tenant for the conduct of Tenant's business on or before the Target Commencement Date with the Tenant Improvements Substantially Complete (as those terms are defined in Section 7 hereof) ("DELIVERY" or "DELIVER"). Tenant shall deliver all of Tenant's requirements for the Tenant Improvements to Landlord, in writing, within three
(3) business days after the date of final execution of this Lease,and shall coordinate its activities within the Building with Landlord in order to minimize interference with any work which Landlord may be doing within the Building for Tenant or any other tenant of the Building. If Landlord fails to so Deliver the Premises (other than as a result of Tenant's failure to deliver Tenant's requirements for the Tenant Improvements within such three (3) business day period as aforesaid), Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease may be terminated by Tenant by facsimile notice to Landlord within thirty (30) days after the Target Commencement Date, and if so terminated by Tenant: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease as a result of Tenant's default hereunder), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease. The "COMMENCEMENT DATE" shall be the later of (i) the date on which Tenant has obtained all necessary permits and approvals authorizing its proposed research and development activities within the Premises (collectively, the "R&D PERMITS"), but in no event more than sixty (60) days after the date of final execution of this Lease, and (ii) the date that Landlord has Substantially Completed the Tenant Improvements and delivered full possession of the same to Tenant. Tenant shall deliver all of the applications for the R&D Permits, completed to the best of Tenant's ability, within seven (7) business days after the execution and delivery of this Lease. Thereafter, if, despite reasonable efforts of Tenant and Landlord (and provided Tenant has delivered the completed applications for the R&D Permits within such seven (7) business day period as aforesaid), the R&D Permits have not been obtained within sixty (60) days after the date of final execution of this Lease, either Tenant or Landlord may terminate this Lease upon five (5) days prior written notice to the other. Prior to the Commencement Date and beginning upon the execution and delivery of this Lease by Landlord and Tenant, provided Tenant has provided a certificate of insurance, indicating that Tenant has obtained insurance of the types and in the amounts required to be maintained by Tenant pursuance to Section 16 hereof, Tenant shall have access to the Premises for purposes of readying the Premises for Tenant's occupancy and shall have the right to occupy the Premises for office use only. The date on which such occupancy for office use begins shall be referred to herein as the "EARLY OCCUPANCY DATE". The period between the Early Occupancy Date and the Commencement Date is referred to herein as the "EARLY OCCUPANCY PERIOD". If this Lease is terminated by Landlord or Tenant as a result of Tenant's inability to obtain the R&D Permits, Tenant shall surrender the Premises to Landlord, subject to the terms and conditions set forth in Section 26 hereof, within five (5) days after the delivery of such notice of termination. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date and the expiration date of the Term when such are established in the form of the "Acknowledgement of Commencement Date" attached to this Lease as EXHIBIT C; provided, however, Tenant's failure to execute and deliver such acknowledgement shall not affect Landlord's rights hereunder.

     Subject to Landlord's completion of the Tenant Improvements and Landlord's obligations set forth in Section 13 hereof, effective as of the Early Occupancy Date, (i) Tenant shall accept the Premises in their condition as of such date, subject to all applicable Legal Requirements (as defined in Section 8 hereof);
(ii) Landlord shall have no obligation for any defects in the Premises; and
(iii) Tenant's taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time of Delivery.

     Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant's business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein.

              (C) All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.
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Short Form 3N Laboratory Lease                           ADDRESS/TENANT - PAGE 3

     3.   BASE RENT.

     (a) The first month's Base Rent and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Commencing on the first day of the first month after the Rent Commencement Date, Tenant shall pay to Landlord in advance, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above. Payments of Base Rent for any fractional calendar month shall be prorated. Tenant shall have no right at any time to abate, reduce, or set-off any Rent due hereunder.

     (b) In addition to Base Rent, commencing on the Commencement Date, Tenant agrees to pay to Landlord as additional rent ("ADDITIONAL RENT"): (i) Tenant's Share of Operating Expenses (as defined in Section 5), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period. Tenant's obligation to pay Base Rent and Additional Rent hereunder are collectively referred to herein as "RENT". During the Early Occupancy Period, Tenant shall pay to Landlord Landlord's reasonably estimated Operating Expenses incurred in connection with Tenant's use and occupancy of the Premises ("EARLY OCCUPANCY RENT"). Tenant shall pay the Early Occupancy Rent to Landlord within ten (10) business days after receipt of Landlord's written statement of such expenses. Payment of the Early Occupancy Rent shall be subject to the terms and conditions for the payment of Additional Rent under this Lease. Payments of Early Occupancy Rent for any fractional calendar month shall be prorated.

     4. SCIENCE HOTEL (SM) SERVICES FEE. Beginning on the Commencement Date, Tenant shall pay, in advance, monthly installments of the Science Hotel (sm) Services Fee on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, to ARE-CLC Laboratory Specialists, LLC, or its successors or assigns (the "SCIENCE HOTEL (SM) SERVICES PROVIDER"), as consideration for the provision of "SCIENCE HOTEL (SM) SERVICES" as more particularly described in that certain agreement, of even date herewith (the "SCIENCE HOTEL (SM) SERVICES AGREEMENT"), between the Science Hotel (sm) Services Provider and Tenant. The Science Hotel (sm) Services Provider shall bill Tenant directly for the Science Hotel (sm) Services Fee pursuant to the terms of the Science Hotel (sm) Services Agreement. Any default by Tenant under the Science Hotel (sm) Services Agreement shall constitute a Default hereunder and any default by Tenant hereunder shall constitute a Default under the Science Hotel (sm) Services Agreement.

     5. OPERATING EXPENSE PAYMENTS. During each month of the Term, commencing on the Commencement Date, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12 of Tenant's Share of Landlord's written estimate of Operating Expenses for each calendar year during the Term (the "ANNUAL ESTIMATE"). Such estimate for the 12-month period beginning on the anticipated Commencement Date is attached hereto as SCHEDULE 1. Payments for any fractional calendar month shall be prorated. The term "OPERATING EXPENSES" means all Building and Project related operating costs in connection with the operation of the shell and core of the Building and the Premises, site improvements, maintenance, taxes, utilities and insurance (but expressly excluding all costs of capital improvements and repairs), reasonably determined by Landlord, in accordance with Landlord's normal practice, to be properly allocable to tenants in the Building and/or the Project, including as Additional Rent administration rent in the amount of three percent (3%) of Base Rent. Within 90 days after the expiration of the Term or any Extension Term (as defined in Section 38 hereof) Landlord shall furnish to Tenant a statement (an "Annual Statement") showing in reasonable detail: (a) the total and Tenant's Share of actual Operating Expenses for the previous calendar year or any portion of such calendar year included in the Term or the Extension Term, as applicable, and (b) the total of Tenant's payments in respect of Operating Expenses for such year or partial year. If Tenant's Share of actual Operating Expenses for such year or partial year exceeds Tenant's payments of Operating Expenses for such year or partial, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant's payments of Operating Expenses for such year or partial year exceed Tenant's Share of actual Operating Expenses for such year or partial year, Landlord shall

              (C) All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.
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Short Form 3N Laboratory Lease                          ADDRESS/TENANT -- PAGE 4

pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration or earlier termination of the Term or any Extension Term, or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord.

     6. SECURITY DEPOSIT. Tenant shall deposit with Landlord upon delivery of an executed copy of this Lease to Landlord and at all times during the Early Occupancy Period and the Term maintain security (the "SECURITY DEPOSIT") for the performance of all of its obligations in the amount set forth in the Basic Lease Provisions, which security shall be in the form of an unconditional and irrevocable letter of credit (the "LETTER OF CREDIT") in form and substance and issued by an institution satisfactory to Landlord. Upon each occurrence of a Default (as defined in Section 18), Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or by law. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant.

     7.   TENANT IMPROVEMENT ALLOWANCE.

     (a) TI ALLOWANCE. Landlord shall make available to Tenant an allowance (the "TI ALLOWANCE") in the maximum amount of $26,950.00. The TI Allowance shall be used solely in payment of costs ("TI COSTS") incurred in connection with the design and construction of minor alterations and additions to the building standard laboratory improvements in the Premises in accordance with designs and plans submitted by Tenant and approved by Landlord (the "TENANT IMPROVEMENTS"). The Tenant Improvements shall be designed and constructed by architects (the "TI ARCHITECT") and contractors selected by Landlord and approved by Tenant. All disbursements of the TI Allowance shall be in accordance with this Lease. Notwithstanding anything to the contrary contained herein, the TI Allowance shall not be used to purchase any furniture, personal property or other materials or equipment, including, but not be limited to, biological safety cabinets and other scientific equipment not incorporated into the Improvements. The Tenant Improvements shall be substantially complete ("Substantially Complete") when they can be used by Tenant for research and development and laboratory purposes, except for minor "punchlist" items that will not materially interfere with Tenant's use of the Tenant Improvements or the Premises. Tenant shall have the right to inspect the Tenant Improvements upon completion and Landlord and Tenant shall produce a "punch list" of items to be completed by Landlord based on such inspection. Landlord shall use reasonable efforts to complete substantially all of such punch list items within thirty (30) days after the Commencement Date.

     (b) EXCESS TI COSTS. It is understood and agreed that Landlord is under no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the TI Allowance. If at any time and from time-to-time, the remaining TI Costs are projected to exceed the remaining unexpended TI Allowance, then, if Landlord is overseeing the installation of said Tenant Improvements, Landlord shall cease such work and advise Tenant immediately. Tenant shall either (1) deposit with Landlord, as a condition precedent to Landlord's obligation to complete the Tenant Improvements, 100% of the then current TI Costs in excess of the remaining TI Allowance ("EXCESS TI COSTS"), or
(2) redesign Tenant's improvement design so as to reduce the remaining TI Costs until there are no longer any Excess TI Costs. If Tenant fails to deposit, or is late in depositing, any Excess TI Costs with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge), and for purposes of any litigation instituted with regard to such amounts the same will be considered Rent. Any Excess TI Costs, together with the remaining TI Allowance, is herein referred to as the "TI FUND." Funds so deposited by Tenant shall be the first thereafter disbursed to pay TI Costs. Notwithstanding anything to the contrary set forth in this Section 7(b), Tenant shall be fully and solely liable for TI Costs and the cost of any minor variations from the approved plans and specifications in

              (C) All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.
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Short Form 3N Laboratory Lease                          ADDRESS/TENANT - PAGE 5

excess of the TI Allowance. If upon Substantial Completion of the Tenant Improvements and the payment of all sums due in connection therewith there remains any undisbursed TI Fund, Tenant shall be entitled to such undisbursed TI Fund solely to the extent of any Excess TI Costs deposit Tenant has actually made with Landlord.

8. USE. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and the use and occupancy thereof (collectively, "LEGAL REQUIREMENTS"). Tenant will use the Premises in a careful, safe and proper manner and will not commit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Landlord acknowledges that Tenant intends to use Hazardous Materials in the Premises and will create hazardous waste in the course of Tenant's use of the Premises. Tenant agrees that all such use shall be in accordance with all Legal Requirements and shall be subject to the provisions of Section 28 hereof.

     9. HOLDING OVER. Subject to the provisions of Section 38 hereof, if Tenant remains in possession of the Premises after the expiration or earlier termination of the Term (or after a termination of the Lease pursuant to Section 2 hereof) without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of the Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant's holding over, including consequential damages. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

     10. PARKING. Subject to all matters of record, Force Majeure, a Taking (as defined in Section 17 below) and the exercise by Landlord of its rights hereunder, Tenant shall have the right, throughout the Early Occupancy Period and the Term, to park in 4 designated spaces in the parking garage located in the Project, in those areas designated for non-reserved parking, in common with other tenants of the Project and subject to Landlord's rules and regulations. If tenant exercises its Expansion Right pursuant to Section 37 hereof, the number of Tenant's parking spaces shall be increased pro rata based on the rentable square footage of the Available Space which is added to the Premises as a result of such exercise. Until such time, if any, as Landlord provides a shuttle to public transportation for Tenant's employees at the Premises, Tenant shall have the right, subject to availability, to use additional parking spaces, in common with other tenants of the Project, in the garage and in the surface parking lot at the Project. Landlord shall notify Tenant from time to time of the number and location of such additional spaces and of any changes in the availability of such spaces. Landlord shall impose and uniformly enforce parking rules and regulations upon all users of the parking garage and surface parking lot in the Project. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties, including other tenants of the Project. Tenant shall pay a license fee for such parking in the amount of $160 per month for each parking space in the parking garage and $110 per month for each parking space in the surface parking lot, which license fees may be adjusted to a market rate annually, upon thirty (30) days prior written notice of such increase from Landlord to Tenant. Tenant shall comply with the requirements set forth in EXHIBIT D attached hereto, setting forth certain governmentally imposed requirements related to parking and transportation demand management which are binding on tenants in the Project.

     11. UTILITIES, SERVICES. Landlord shall provide, as an Operating Expense or subject to Tenant's reimbursement obligation as provided herein, and subject to the terms of this Section 11, utilities to the premises ("UTILITIES"). Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. No interruption or failure of Utilities, from any cause whatsoever other than Landlord's willful misconduct, shall result in abatement of Rent.


              (C) All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.
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Short Form 3N Laboratory Lease                          ADDRESS/TENANT -- PAGE 6


          12. ALTERATIONS. Tenant shall not make any alterations, additions, or improvements to the Premises of any kind whatsoever without Landlord's prior written consent.

          13. LANDLORD'S REPAIRS. Landlord, as an Operating Expense, shall maintain all of the Project and the Premises, including all HVAC, electrical, plumbing and mechanical systems and all fixtures and equipment owned and furnished by Landlord therein, in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant's agents, servants, employees, invitees and contractors (collectively, "TENANT PARTIES") excluded. Landlord shall repair losses and damages caused by Tenant or any of Tenant Parties at Tenant's sole cost and expense. Landlord reserves the right to stop building system services when necessary for maintenance, repairs, alterations and improvements. Landlord shall have no responsibility or liability for failure to supply building system services during any such period of interruption; provided, however, that Landlord shall give Tenant 24 hours advance notice of any planned stoppage of building system services for routine maintenance, repairs, alterations or improvements. Landlord shall not be liable in any legal action for any failure to make any repairs for which Landlord is responsible hereunder unless such failure shall persist for an unreasonable time after Tenant's written (or, in the event of an emergency, oral followed immediately by written) notice of the need for such repairs. In no event shall Landlord be responsible for any consequential damages arising from Landlord's failure to make any such repairs and Tenant shall not have the right to abate, reduce or set-off any Rent due hereunder as a result of any such failure. Nothing in this Section 13 shall be deemed to supercede or otherwise affect the limitation on Landlord's liability set forth in Section 33 of this Lease.

          14. LIENS. Tenant shall discharge, by bond or otherwise, any liens filed against the Premises or against the Project arising out of work performed or claimed to have been performed, materials furnished or claimed to have been or obligations incurred or claimed to have been incurred by Tenant within 10 days after the filing thereof, at Tenant's sole cost.

          15. INDEMNIFICATION. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out of use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, unless caused solely by the willful misconduct or gross negligence of Landlord. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further waives any and all claims for injury to Tenant's business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

          16. INSURANCE. Landlord shall, as an Operating Expense, maintain such insurance covering the Project as Landlord shall determine. Tenant, at its sole cost and expense, shall maintain during both the Early Occupancy Period and the
Term: workers' compensation insurance with no less than the minimum limits required by law; employer's liability insurance with such limits as required by law; and commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises and the Science Hotel (sm) Shared Areas. The commercial general liability insurance policies maintained by Tenant shall name Landlord, its officers, directors, employees, managers, agents, invitees and contractors (collectively, "LANDLORD PARTIES"), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in "Best's Insurance Guide"; shall not be cancelable for nonpayment of premium unless ten (10) business days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant's policies). Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be


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Short Form 3N Laboratory Lease                           ADDRESS/TENANT - PAGE 7

delivered to Landlord by Tenant upon commencement of the Early Occupancy Period and with respect to any renewal of insurance policy, no later than 5 days prior to the expiration of such policy.

     17. CONDEMNATION AND CASUALTY. If at any time during the Early Occupancy Period or the Term the Premises are in whole or in part (i) materially damaged or destroyed by a fire or other casualty or (ii) taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a "TAKING"), this Lease shall, at the written election of Landlord or Tenant, terminate as of the date of such damage, destruction or Taking. Any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any such damage, destruction or Taking, the parties hereto expressly agreeing that this Section sets forth their entire understanding and agreement with respect to such matters. Upon any fire or other casualty or Taking, Landlord shall be entitled to receive the entire proceeds of the insurance maintained by Landlord and the entire price or award from any such Taking without, in either case, any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such proceeds or award.

     18. EVENTS OF DEFAULT. Each of the following events shall be a default ("DEFAULT") by Tenant under this Lease:

     (a) PAYMENT DEFAULTS. Tenant shall fail to pay any installment of Rent or any other payment hereunder within five (5) business days after written notice is received from Landlord that such installment is overdue; provided, however, that Landlord shall not be required to give such a notice more than once in any twelve (12) month period.

     (b) INSURANCE. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least five (5) business days before the expiration of the current coverage.

     (c) OTHER DEFAULTS. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 18, and, except as otherwise expressly provided herein, such failure shall continue for a period of fifteen (15) days after written notice thereof from Landlord to Tenant (of such additional time as may be reasonably required to cure the failure if the failure cannot be cured within a 15-day period, provided Tenant commences to cure within such 15-day period and thereafter diligently pursues such cure to completion).

Any notice given under Section 18(c) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be in lieu of, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice.

     19. LANDLORD'S REMEDIES.

     (a) PAYMENT BY LANDLORD; INTEREST. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 10% per annum or the highest rate permitted by law (the "DEFAULT RATE"), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant's Default hereunder.

     (b) LATE PAYMENT RENT. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord

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Short Form 3N Laboratory Lease                           ADDRESS/TENANT - PAGE 8

within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum equal to 6% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

     (c) OTHER REMEDIES. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have all rights and remedies provided at law or in equity.

     20. ASSIGNMENT AND SUBLETTING. Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect.

     21. ESTOPPEL CERTIFICATE. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver an estoppel certificate on any form reasonably requested by a proposed lender or purchaser.

     22. QUIET ENJOYMENT. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

     23. PRORATIONS. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

     24. RULES AND REGULATIONS. Tenant shall, at all times during the Early Occupancy Period and the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as EXHIBIT E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

     25. SUBORDINATION. This Lease and Tenant's interest and rights hereunder are and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act of the part of Tenant. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments confirming such subordination and/or attornment as shall be requested by any such Holder.

     26. SURRENDER. Upon the expiration of the Term or earlier termination of Tenant's right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, "TENANT HAZMAT OPERATIONS") and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Section 17 excepted. At least 2 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the "SURRENDER PLAN"). Such Surrender Plan shall be accompanied by a listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall

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Short Form 3N Laboratory Lease                           ADDRESS/TENANT - PAGE 9


be subject to the review and approval of Landlord's environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant's expense as set forth below, to cause Landlord's environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense incurred by Landlord for Landlord's environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $1,500. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord's environmental consultant with respect to the surrender of the Premises to third parties, subject to any reasonable confidentiality requirements imposed by Tenant.

     If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 26.

     Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord's election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant's property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 28 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

     27. WAIVER OF JURY TRIAL. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

     28.  Environmental Requirements.

     (a) PROHIBITION/COMPLIANCE/INDEMNITY. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or Tenant Party. If (i) Tenant breaches the obligation stated in the preceding sentence, or (ii) the presence of Hazardous Materials in the Premises during the Early Occupancy Period, the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or (iii) contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord's employees, agents and contractors, in the case of the Premises, and by Tenant or a Tenant Party, in the case of the Project or any adjacent Property, otherwise occurs during the Early Occupancy


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Short Form 3N Laboratory Lease                          ADDRESS/TENANT - PAGE 10

Period, the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, "ENVIRONMENTAL CLAIMS") which arise during or after the expiration of the Early Occupancy Period and/or the Term, as applicable, as a result of such contamination. This Indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord's approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project.

     (b) BUSINESS. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Early Occupancy Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises ("HAZARDOUS MATERIALS LIST"). Tenant shall deliver to Landlord true and correct copies of the following documents (the "HAZ MAT DOCUMENTS") relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Early Occupancy Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans; and notices of violations of any Legal Requirements.

     (c) TENANT'S OBLIGATIONS. Tenant's obligations under this Section 28 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premies not relet by Landlord in Landlord's sole discretion, which Rent shall be prorated daily.

     (d) DEFINITIONS. As used herein, the term "ENVIRONMENTAL REQUIREMENTS" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term "HAZARDOUS MATERIALS" means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas issuable for fuel (or mixtures

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Short Form 3N Laboratory Lease                          ADDRESS/TENANT - PAGE 11

of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the "OPERATOR" of Tenant's "FACILITY" and the "OWNER" of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

     29. TENANT'S REMEDIES/LIMITATION OF LIABILITY. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure. TENANT'S SOLE REMEDY FOR ANY BREACH OR DEFAULT BY LANDLORD HEREUNDER SHALL BE TO TERMINATE THE LEASE AND TENANT HEREBY, TO THE MAXIMUM EXTENT POSSIBLE, KNOWINGLY WAIVES (i) THE PROVISIONS OF ANY LAW, NOW OR HEREAFTER IN FORCE WHICH PROVIDE ADDITIONAL OR OTHER REMEDIES TO TENANT AS A RESULT OF ANY BREACH BY LANDLORD HEREUNDER OR UNDER ANY SUCH LAW OR REGULATION.

     30. INSPECTION AND ACCESS. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time, upon reasonable prior notice, to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease, to perform such environmental tests as may be reasonably required to confirm Tenant's compliance with the terms hereof and for any other business purpose. Landlord and Landlord's representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose.

     31. SECURITY. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant's officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant's cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

     32. BROKERS. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, "BROKER") in connection with this transaction and that no Broker brought about this transaction other than T3 Realty Advisors, LLC, to whom Landlord shall pay a commission. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this Section 32, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

     33. LIMITATION ON LANDLORD'S LIABILITY. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE
CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT'S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN

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Short Form 3N Laboratory Lease                         ADDRESS/TENANT - PAGE 12


LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD'S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD'S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LANDLORD IN CONNECTION WITH THIS LEASE NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LANDLORD OR ANY OF LANDLORD'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD'S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT'S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

     34. SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby.

     35. SIGNS; EXTERIOR APPEARANCE. Tenant shall not: (i) attach anything at any time to any outside wall of the Project, (ii) use any window coverings or sunscreen other than Landlord's standard window coverings, (iii) place any articles on the window sills, (iv) place any items on any exterior balcony, or
(v) paint, affix or exhibit any signs or any kind in the Premises which can be viewed from the exterior of the Premises. Identifying signage at the entryway to the Premises and as part of the street level directory shall be provided by Landlord at Landlord's sole cost and expense.

     36.  LANDLORD'S RIGHT TO RELOCATE TENANT. [Intentionally Deleted]

     37.  RIGHT TO EXPAND.

     (a) EXPANSION IN THE BUILDING. Tenant shall have the one-time right (the "Expansion Right") to expand the Premises, as follows: At any time following the Commencement Date, Tenant shall have the right to notify Landlord, in writing, of Tenant's desire to expand into any Available Space in the Building. For purposes of this Section 36(a), "Available Space" shall mean any one suite in the Building which is not occupied by a tenant or which is occupied by an existing tenant whose lease is expiring within one (1) month or less and such tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such suite. Within five (5) business days after Landlord's receipt of written notice of Tenant's desire to expand into Available Space, if there is any Available Space in the Building, Landlord shall deliver to Tenant written notice (the "Expansion Notice") of such Available Space. Tenant shall have 10 business days following delivery of the Expansion Notice to deliver to Landlord written notification of Tenant's exercise of the Expansion Right. Provided that no right to expand is exercised by any tenant with superior rights, Tenant shall be entitled to lease such Available Space for the remaining term of the Lease upon the same terms and conditions set forth in this Lease, including, without limitation the rental rates. The commencement date for Tenant's lease of such Available Space shall be not more than thirty
(30) days after the date on which Tenant notified Landlord of Tenant's exercise of the Expansion Right as provided herein.

     (b) AMENDED LEASE. If: (i) Tenant fails to timely deliver notice accepting the terms of an Expansion Notice, or (ii) after the expiration of a period of 30 days from the date Tenant gives notice accepting Landlord's offer to lease such Available Space, no lease amendment or lease agreement for the Available Space has been executed, and Landlord tenders to Tenant an amendment to this Lease setting forth the terms for the rental of the Available Space consistent with those set forth in the Expansion Notice and otherwise consistent with the terms of this Lease and Tenant fails to execute such Lease amendment within 10 business days following such tender, Tenant shall be deemed to have waived its right to lease such Available Space.

     (c) EXCEPTIONS. Notwithstanding the above, the Expansion Right shall not be in effect and may not be exercised by Tenant: (i) during any period of time that Tenant is in Default under any provision of the Lease; or (ii) if Tenant has been in Default under any provision of the Lease 1 or more



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Short Form 3N Laboratory Lease                         ADDRESS/TENANT - PAGE 13


times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Expansion Right.

     (d) TERMINATION. The Expansion Right shall terminate and be of no further force or effect even after Tenant's due and timely exercise of the Expansion Right, if, after such exercise, but prior to the commencement date of the lease of such Available Space, (i) Tenant fails to timely cure any default by Tenant under the Lease; or (ii) Tenant has Defaulted 1 or more times during the period from the date of the exercise of the Expansion Right to the date of the commencement of the lease of the Available Space, whether or not such Defaults are cured. The Expansion Right is a one-time right and Tenant shall have no further rights under this Section 37 following Tenant's exercise of the Expansion Right as set forth herein.

     (e) RIGHTS PERSONAL. The Expansion Right is personal to Tenant and is not assignable.

     (f) NO EXTENSION. The period of time within which the Expansion Right may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the Expansion Right.

     38. RIGHT TO EXTEND TERM. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

     (a) EXTENSION RIGHTS. Tenant shall have two (2) consecutive rights (each, an "EXTENSION RIGHT", and collectively, the "EXTENSION RIGHTS") to extend the term of this Lease for a period, in each case, of a minimum of three (3) months and a maximum of six (6) months (each, an "EXTENSION TERM") on the same terms and conditions as this Lease by giving Landlord written notice of its election to exercise each Extension Right at least two (2) months prior to the expiration of the Base Term of the Lease or the expiration of any prior Extension Term. Such notice shall include a statement as to the proposed length of the Extension Term in question.

     (b) RIGHTS PERSONAL. The Extension Rights are personal to Tenant and are not assignable.

     (c) EXCEPTIONS. Notwithstanding anything set forth above to the contrary, the Extension Rights shall not be in effect and Tenant may not exercise either Extension Right: (i) during any period of time that Tenant is in Default under any provision of this Lease; or (ii) if Tenant has been in Default under any provision of this Lease 1 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise either Extension Right, whether or not the Defaults are cured.


     (d) NO EXTENSIONS. The period of time within which the Extension Rights may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the Extension Rights.

     (e) TERMINATION. The Extension Rights shall terminate and be of no further force or effect even after Tenant's due and timely exercise of the Extension Rights, if, after such exercise, but prior to the commencement date of an Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 1 or more times during the period from the date of the exercise of one of the Extension Rights to the date of the commencement of the applicable Extension Term, whether or not such Defaults are cured.

     39.  MISCELLANEOUS

     (a) NOTICES. Except as otherwise provided herein, all notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, confirmed receipt by facsimile or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

              (C) All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.
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Short Form 3N Laboratory Lease                          ADDRESS/TENANT - PAGE 14

     (b) FINANCIAL STATEMENTS. Tenant has furnished Landlord with true and correct copies of its most recent unaudited quarterly financial statements prior to the execution of this Lease and shall furnish Landlord with true and correct copies of its most recent unaudited quarterly financial statements within forty-five (45) days after the end of each calendar quarter during the Term and of its audited annual financial statements when such statements become available during the Term. Upon Landlord's request, Tenant shall furnish Landlord with Tenant's most recent business plan; provided, however, that Landlord shall treat such business plan and financial statements as confidential. Tenant shall also provide to Landlord, upon Landlord's request with any other financial information or summaries that Tenant typically provides to its shareholders or lenders.

     (c) RECORDATION. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

     (d) INTERPRETATION. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto.

     (e) NOT BINDING UNTIL EXECUTED. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

     (f) LIMITATIONS ON INTEREST. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord's and Tenant's express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

     (g) CHOICE OF LAW. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

     (h) TIME. Time is of the essence as to the performance of Tenant's obligations under this Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                        TENANT:

                                        ALNYLAM PHARMACEUTICALS, INC., a
                                        Delaware corporation


                                        By: /s/ John Conley
                                           -----------------------------------
                                            John Conley, Treasurer


                                        LANDLORD:


                                        ARE-770/784/790 MEMORIAL DRIVE, LLC,
                                        a Delaware limited liability company

              (C) All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.
                                                      CONFIDENTIAL - DO NOT COPY

Short Form 3N Laboratory Lease                         ADDRESS/TENANT -- PAGE 15

                         By: ALEXANDRIA REAL ESTATE EQUITIES, L.P., managing me

                         By: ARE-QRS CORP, general partner

                         By: Joel S. Marcus
                             --------------------------------------------------

                         Its: CEO
                              -------------------------------------------------

              (C) All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.
                                                     CONFIDENTIAL -- DO NOT COPY

Short Form 3N Laboratory Lease                          Address/Tenant - Page 16



                               EXHIBIT A TO LEASE

                            DESCRIPTION OF PREMISES

Short Form 3N Laboratory Lease                          Address/Tenant - Page 17


                               EXHIBIT B TO LEASE

                             DESCRIPTION OF PROJECT

Short Form 3N Laboratory Lease                          Address/Tenant - Page 18

                               EXHIBIT C TO LEASE

                      ACKNOWLEDGMENT OF COMMENCEMENT DATE

     This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made this ____ day of __________,__________, between ARE-770/784/790 Memorial Drive, LLC, a Delaware limited liability company ("LANDLORD"), and Alnylam Pharmaceuticals, Inc., a Delaware corporation ("TENANT"), and is attached to and made a part of the Lease dated __________,__________, (the "LEASE"), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

     Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is __________, __________, and the termination date of the Base Term of the Lease shall be midnight on __________,__________.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

ALNYLAM PHARMACEUTICALS, INC., a Delaware corporation

By:
    -----------------------------------
    John Conley, Treasurer

LANDLORD:

ARE-770/784/790 MEMORIAL DRIVE, LLC, a Delaware limited liability company

By: ALEXANDRIA REAL ESTATE EQUITIES, L.P., managing me

By: ARE-QRS CORP., general partner

By:
    -----------------------------------

Its:
     ----------------------------------

Short Form 3N Laboratory Lease                          Address/Tenant - Page 19


                               EXHIBIT D TO LEASE

               GOVERNMENT PARKING AND TRANSPORTATION REQUIREMENTS

CITY OF CAMBRIDGE - PARKING AND TRANSPORTATION DEMAND MANAGEMENT PLAN

1. Tenant shall identify an employee representative or liaison to work with the Employee Transportation Coordinator.

2. Tenant shall participate in employee incentive programs, developed by the Employee Transportation Coordinator, to encourage the use of alternative modes of transportation.

3. Tenant shall charge employees for the full cost of their parking, either directly or through a commuter choice program.

4. Tenant's Human Resources representative shall coordinate with the Employee Transportation Coordinator to incorporate the distribution of the Commuter Services Program, New Employee Orientation Packet as part of Tenant's internal orientation system.

5. Tenant shall participate in all programs, studies, surveys, monitoring and reports as required by the Parking and Transportation Demand Management Plan.

CITY OF CAMBRIDGE - IPOP SPECIAL PERMIT

1. Tenant shall provide a 100% subsidy of transit passes including commuter rail passes to all employees at the site.

NEIGHBORHOOD GROUPS SETTLEMENT AGREEMENT

1. Tenant's employees and invitees are prohibited from making left turns onto Pleasant Street from the commercial curb cut during the hours of 7-9 a.m. and 4-7 p.m. weekdays.

Short Form 3N Laboratory Lease                         ADDRESS/TENANT -- PAGE 20


                               EXHIBIT E TO LEASE

                             RULES AND REGULATIONS
                             ---------------------

     1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

     2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

     3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

     4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

     5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant's expense.

     6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

     7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

     8. Tenant shall maintain the Premises free from rodents, insects and other pests.

     9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

     10. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

     11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

     12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.


ladb01 28464923.2 072301 1134P 98459290               c All Rights Reserved 2001
                                    Alexandria Real Estate Estate Equities, Inc.
                                                     CONFIDENTIAL -- DO NOT COPY

SHORT FORM 3N LABORATORY LEASE                           ADDRESS/TENANT-PAGE 21


     13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

     14. No auction, public or private, will be permitted on the Premises or the Project.

     15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

     16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

     17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

     18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

     19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

                               AMENDMENT TO LEASE

         This Amendment to Lease is dated as of this 9th day of September, 2002 ("Amendment"), by and between ARE-770/784/790 Memorial Drive, LLC, a Delaware limited liability company ("Landlord") and Alnylam Pharmaceuticals, Inc., a Delaware corporation ('Tenant").

                                   Background

         Landlord is the owner of that certain parcel of land, with the improvements thereon, known as 790 Memorial Drive, Cambridge, Massachusetts. Pursuant to that certain Lease Agreement, dated as of August 5,2002 ("Lease"), Landlord agreed to lease to Tenant, and Tenant leased from Landlord, a portion of such property more particularly described in the Lease. Landlord and Tenant have discovered an error in the Lease and have entered into this Amendment for the purpose of correcting such error.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. The first sentence of Section 7(a) of the Lease is hereby deleted in its entirety and the following inserted in its place: "Landlord shall make available to Tenant an allowance (the "TI ALLOWANCE") in the maximum amount of $39,990.00."

         2. All other terms and conditions of the Lease, as so amended, shall remain in full force and effect, as so amended.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed, under seal, as of the day and year first above written.

                            TENANT;

                            ALNYLAM PHARMACEUTICALS, INC., a Delaware corporation

                            BY: /s/ John Conley
                               ---------------------------------------------
                               John Conley, Treasurer

                            LANDLORD:

                            ARE-770/784/790 MEMORIAL DRIVE, LLC, a Delaware limited liability company

                            BY: ALEXANDRIA REAL ESTATE EQUITIES, L.P., managing member

                            BY: ARE-QRS CORP., general partner

                            BY: /s/ Joel S. Marcus
                               ---------------------------------------------

                            ITS: CEO

                            SECOND AMENDMENT TO LEASE

         THIS SECOND AMENDMENT TO LEASE (this "Amendment") is dated as of the 25th day of March, 2003, by and between ARE-770/784/790 MEMORIAL DRIVE LLC, a Delaware limited liability company ("Landlord") and ALNYLAM PHARMACEUTICALS, INC., a Delaware corporation ("Tenant").

         A. Pursuant to that certain Lease between Landlord and Tenant, dated as of August 5, 2002, as amended by that certain Amendment to Lease dated as of September 9, 2002 (as so amended, the "Original Lease") (together, the Original lease and this Amendment are referred to herein as the "Lease"), Landlord agreed to lease to Tenant, and Tenant leased from Landlord, certain premises located in the building known as 790 Memorial Drive, Cambridge, Massachusetts (the "Building"), as further identified in the Original Lease (the "Premises"), subject to the terms and conditions more particularly set forth in the Original Lease.

         B. Landlord and Tenant now desire to expand the rentable area of the Premises and adjust the amount of the Base Rent due under the Lease as more particularly described herein, and to cause other changes to the Lease in accordance with the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. From and after the date hereof, the Original Lease is hereby amended to add the following new definitions to the Basic Lease Provisions:

3D Expansion Premises:                   One thousand sixty-two (1,062) rentable
                                         square feet on the third (3rd) floor of
                                         the 790 Premises, being a portion of
                                         that area of the Building designated as
                                         Suite 3D, as shown on Exhibit A-l
                                         attached hereto and incorporated herein
                                         by this reference.

3D Expansion Premises Effective Date:    January 24, 2003

3C Expansion Premises:                   Two thousand five hundred (2,500)
                                         rentable square feet on the third (3rd)
                                         floor of the 790 Premises, being a
                                         portion of that area of the Building
                                         designated as Suite 3C, as shown on
                                         Exhibit A-2 attached hereto and
                                         incorporated herein by this reference.

3C Expansion Premises Effective Date:    April 15, 2003.

2D Expansion Premises                    Two thousand six hundred ninety-five
                                         (2,695) rentable square feet on the
                                         second (2nd) floor of the

                                         Building, designated as Suite 2D, as
                                         shown on Exhibit A-3 attached hereto
                                         and incorporated herein by this
                                         reference.

2D Expansion Premises Effective Date:    March 1,2003.

Additional Science Hotel (sm) Services Fee: $1,347.50 per month.

         2. Commencing on the 3D Expansion Premises Effective Date and ending on the 2D Expansion Premises Effective Date, the definitions of "Premises", "Base Rent", and "Tenant's Share" set forth in the Basic Lease Provisions of the Original Lease are hereby deleted and the following new definitions are added to the Lease:

Premises:                                Those portions of the Building,
                                         designated as Suite 2C and Suite 3D,
                                         containing, in the aggregate,
                                         approximately Five Thousand Fifty-Two
                                         (5,052) rentable square feet, as shown
                                         on the attached Exhibits A and A- 1.

Base Rent:                               $24,329.50 per month

Tenant's Share:                          10.6%

         3. Commencing on the 2D Expansion Premises Effective Date and ending on the 3C Expansion Premises Effective Date, the definitions of "Premises", "Base Rent", and "Tenant's Share" set forth in the Basic Lease Provisions of the Original Lease are hereby deleted and the following new definitions are added to the Lease:

Premises:                                Those portions of the Building,
                                         designated as Suite 2C, Suite 2D and
                                         Suite 3D, containing, in the aggregate,
                                         approximately seven thousand seven
                                         hundred forty-seven (7,747) rentable
                                         square feet, as shown on the attached
                                         Exhibits A, A-l and A-3.

Base Rent:                               $37,355.33 per month.

Tenant's Share:                          16.3%

         4. Commencing on the 3C Expansion Premises Effective Date and continuing thereafter during the Term of the Lease, unless sooner terminated as provided herein, the definitions of "Premises", "Base Rent", and "Tenant's Share" set forth in the Basic Lease Provisions of the Original Lease are hereby deleted and the following new definitions are added to the Lease:

Premises:                                Those portions of the Building,
                                         designated as Suite 2C, Suite 2D and
                                         Suite 3C, containing, in the
                                         aggregate, approximately nine thousand
                                         one hundred eight-five (9,185) rentable
                                         square feet, as shown on the attached
                                         Exhibits A, A-2 and A-3.

Base Rent:                               $44,394.16 per month

Tenant's Share:                          19.3%

         5. Commencing on the 3C Expansion Premises Return Date, as hereinafter defined, and continuing thereafter during the Term of the Lease, including any Extension Term, the definitions of "Premises", "Base Rent", and "Tenant's Share" set forth in the Basic Lease Provisions of the Original Lease are hereby deleted and the following new definitions are added to the Lease:

Premises:                                Those portions of the Building,
                                         designated as Suite 2C and Suite 2D,
                                         containing, in the aggregate,
                                         approximately six thousand six hundred
                                         eighty-five (6,685) rentable square
                                         feet, as shown on the attached Exhibits
                                         A and A-3.

Base Rent:                               $32,310.83 per month.

Tenant's Share:                          14.1%

         6. Lease of 3D Expansion Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby leases from Landlord, commencing on the 3D Expansion Premises Effective Date and continuing thereafter until the 3C Expansion Premises Effective Date (such period being referred to herein as the "3D Expansion Premises Period") and upon the terms and conditions set forth in the Lease, the 3D Expansion Premises, as shown on Exhibit A-l attached hereto. Tenant's right to use and occupancy of the 3D Expansion Premises shall expire on the 3C Expansion Premises Effective Date or, if the Lease should be terminated for any reason prior to the 3C Expansion Premises Effective Date, upon the date of such earlier termination.

         7. Lease of 3C Expansion Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby leases from Landlord, commencing on the 3C Expansion Premises Effective Date and continuing thereafter until the expiration or earlier termination of the Term of the Lease (as defined in the Original Lease), unless earlier terminated with respect to the 3C Expansion Premises as provided in Paragraph 9 herein (such period being referred to herein as the "3C Expansion Premises Period") and upon the terms and conditions set forth in the Lease, the 3C Expansion Premises, as shown on Exhibit A-2 attached hereto. Tenant's right to use and occupancy of the 3C Expansion Premises shall expire on October 31,2003, the expiration date of the initial twelve (12) month Term of the Lease or, if the Lease should be terminated for any reason prior to such anticipated expiration date, upon the date of such earlier termination. The Tenant shall not have any right to use or occupy the 3C Expansion Premises beyond the date of such expiration or earlier termination of the initial Term of the Lease or the earlier termination of the Lease with respect to the 3C Premises as described in Paragraph 9 (the date of such expiration or earlier termination being referred to herein as the "3C Expansion Premises Return Date"), notwithstanding any exercise by Tenant of its Extension Rights under Paragraph 38 of the Original Lease. The parties agree that, within three (3) days after the 3C Expansion Premises Return Date, Tenant shall execute and deliver to Landlord a certificate, in the form attached hereto as Exhibit C, acknowledging the definitions of Premises, Base Rent and Tenant's Share as set forth in Paragraph 5 of this Amendment.

         8. Lease of 2D Expansion Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby leases from Landlord, commencing on the 2D Expansion Premises Effective Date and continuing thereafter until the expiration or earlier termination of the Term of the Lease (as defined in the Original Lease), including any Extension Term (such period being referred to herein as the "2D Expansion Premises Period"), and upon the terms and conditions set forth in the Lease, the 2D Expansion Premises, as shown on Exhibit A-3 attached hereto. The 2D Expansion Premises shall be considered part of the Premises for all purposes of the Lease, including, without limitation, the Extension Rights in Section 38 of the Original Lease. The parties agree that, within three (3) days after the 3C Expansion Premises Effective Date, Tenant shall execute and deliver to Landlord a certificate, in the form attached hereto as Exhibit B, acknowledging the definitions of Premises, Base Rent and Tenant's Share as set forth in Paragraph 4 of this Amendment.

         9. Landlord's Right to Terminate. Tenant acknowledges that the use of the 3C Expansion Premises is subject to the prior right of Infinity Pharmaceuticals, Inc. ("Infinity") with respect to the 3C Expansion Premises. Tenant acknowledges and agrees that Infinity has reserved the right to recapture the 3C Expansion Premises upon thirty (30) days' prior written notice to Landlord. Tenant further acknowledges and agrees that, if Landlord shall receive such a recapture notice from Infinity, Landlord shall have the right to terminate the Lease with respect to the 3C Expansion Premises upon twenty-one
(21) days prior written notice to Tenant, and Tenant shall vacate the 3C Expansion Premises, leaving it in the same condition as in Paragraph 12 hereof, prior to the expiration of such twenty-one (21) day period. Tenant shall be responsible for any and all damages suffered by Landlord as a result of Tenant's failure to vacate the 3C Expansion Premises as aforesaid, including consequential damages. The date, if any, on which Tenant vacates the 3C Expansion Premises in accordance with this Paragraph 9 shall be deemed to be the 3C Expansion Premises Return Date for purposes of this Amendment.

         10.      Premises: Rentable Square Feet; Tenant's Share.

                  a. Commencing on the 3D Expansion Premises Effective Date and until the 2D Expansion Premises Effective Date, for all purposes of the Lease, including, without limitation, the calculation of Base Rent and Tenant's Share of Operating Expenses (as defined in the Original Lease), all references in the Lease to the "Premises" shall be deemed to mean the definition of Premises set forth in Paragraph 2 hereof, all references in the Lease to the "Rentable Area of the Premises" shall be deemed to mean the Rentable Area of the Premises set forth in Paragraph 2 hereof, and all references in the Lease to "Tenant's Share" shall mean the Tenant's Share as set forth in Paragraph 2 hereof. Upon the commencement of the 2D Expansion Premises Period, as described in Paragraph 8 hereof, this Paragraph lOa shall automatically be of no further force and effect.

                  b. Commencing on the 2D Expansion Premises Effective Date and until the 3C Expansion Premises Effective Date, for all purposes of the Lease, including, without limitation, the calculation of Base Rent and Tenant's Share of Operating Expenses (as defined in the Original Lease), all references in the Lease to the "Premises" shall be deemed to mean the definition of Premises set forth in Paragraph 3 hereof, all references in the Lease to the "Rentable Area of the Premises" shall be deemed to mean the Rentable Area of the Premises set forth in Paragraph 3 hereof, and all references in the Lease to "Tenant's Share" shall mean the Tenant's Share as set forth in Paragraph 3 hereof. Upon the commencement of the 3C Expansion Premises Period as described in Paragraph 7 hereof, this Paragraph lOb shall automatically be of no further force and effect.

                  c. Commencing on the 3C Expansion Premises Effective Date and ending on the 3C Expansion Premises Return Date, for all purposes of the Lease, including, without limitation, the calculation of Base Rent and Tenant's Share of Operating Expenses (as defined in the Original Lease), all references in the Lease to the "Premises" shall be deemed to mean the definition of Premises set forth in Paragraph 4 hereof, all references in the Lease to the "Rentable Area of the Premises" shall be deemed to mean the Rentable Area of the Premises set forth in Paragraph 4 hereof, and all references in the Lease to "Tenant's Share" shall mean the Tenant's Share as set forth in Paragraph 4 hereof. From and after the 3C Expansion Premises Return Date, this Paragraph 10c shall automatically be of no further force and effect.

                  d. Commencing on the 3C Expansion Premises Return Date, for all purposes of the Lease, including without limitation, the calculation of Base Rent and Tenant's Share of Operating Expenses (as defined in the Original Lease), all references in the Lease to the "Premises" shall be deemed to mean the definition of Premises set forth in Paragraph 5 hereof, all references in the Lease to the "Rentable Area of the Premises" shall be deemed to mean the Rentable Area of the Premises set forth in Paragraph 5 hereof, and all references in the Lease to "Tenant's Share" shall mean the Tenant's Share as set forth in Paragraph 5 hereof.

         11.      Base Rent.

                  a. Commencing on the 3D Expansion Premises Effective Date and ending on the 2D Expansion Premises Effective Date, all references in the Lease to "Base Rent" shall be deemed to mean the Base Rent set forth in Paragraph 2 of this Amendment. All Base Rent shall be paid by Tenant at the times and in the manner set forth in the Original Lease.

                  b. Commencing on the 2D Expansion Premises Effective Date and ending on the 3C Expansion Premises Effective Date, all references in the Lease to "Base Rent" shall be deemed to mean the Base Rent set forth in Paragraph 3 of this Amendment. All Base Rent shall be paid by Tenant at the times and in the manner set forth in the Original Lease.

                  c. Commencing on the 3C Expansion Premises Effective Date and ending on the 3C Expansion Premises Return Date, all references in the Lease to "Base Rent" shall be deemed to mean the Base Rent set forth in Paragraph 4 of this Amendment. All Base Rent shall be paid by Tenant at the times and in the manner set forth in the Original Lease.

                  d. Commencing on the 3C Expansion Premises Return Date and continuing thereafter during the Term of the Lease, including any Extension Term, all references in the Lease to "Base Rent" shall be deemed to mean the Base Rent set forth in Paragraph 5 of this Amendment. All Base Rent shall be paid by Tenant at the times and in the manner set forth in the Original Lease.

         12. Science Hotel (sm) Service Fees. The parties agree that the amount of the Science Hotel (sm) Service Fees set forth in the Science Hotel
(sm) Services Agreement (as those terms are defined in the Original Lease) shall not be affected by the addition of the 3D Expansion Premises or the 3C Expansion Premises. Notwithstanding the foregoing, commencing on the 2D Expansion Premises Effective Date and expiring on the expiration or earlier termination of the initial one-year Term of the Lease, Tenant shall pay, in advance, in addition to the Science Hotel (sm) Services Fee paid by Tenant pursuant to the Science Hotel
(sm) Services Agreement, monthly installments of the Additional Science Hotel
(sm) Services Fee on or before the first day of each calendar month during the Term hereof to Landlord, or its successors or assigns. If Tenant extends the Lease Term pursuant to Section 38 of the Lease, Tenant shall not be required to continue to pay the Additional Science Hotel (sm) Services Fee as set forth in this Amendment; provided, however, that Tenant shall continue to pay the Science Hotel (sm) Services Fee payable pursuant to the Science Hotel (sm) Services Agreement during any Extension Term (as defined in the Original Lease), as provided in the Original Lease.

         13.      Improvements and Repairs to the Expansion Premises.

                  a. The parties agree that Landlord shall be under no obligation to perform any repairs or construct any improvements to the 3D Expansion Premises or the 3C Expansion Premises, and Tenant shall take the 3D Expansion Premises and the 3C Expansion Premises "as is", "where is". Tenant shall have the right, at its sole cost and expense, to install telephone and data wiring in the 3D Expansion Premises, subject to Landlord's prior review and approval of all plans and specifications related to such work. No portion of the TI Allowance (as defined in the Original Lease) shall be applied to the cost of installing such telephone and data wiring. Tenant shall surrender the 3D Expansion Premises and the 3C Expansion Premises in the same condition as received and in accordance with the provisions of Section 26 of the Original Lease.

                  b. Landlord shall make available to Tenant an allowance (the "2D Expansion Premises TI Allowance"), which 2D Expansion Premises TI Allowance shall be equal to one-half (1/2) of the cost of the 2D Expansion Premises TI Costs (as hereinafter defined), in the maximum amount of $21,000. The 2D Expansion Premises TI Allowance shall be used solely in payment of costs ("2D Expansion Premises TI Costs") incurred in connection with the installation of two additional fume hoods and related plumbing, electrical and mechanical modifications in the 2D Expansion Premises in accordance with designs and plans submitted by Tenant and approved by Landlord (the "2D Expansion Premises Tenant Improvements"). The 2D Expansion Premises Tenant Improvements shall be designed and constructed by architects and contractors selected by Landlord and approved by Tenant. All disbursements of the 2D Expansion Premises TI Allowance shall be in accordance with the Original Lease. Notwithstanding anything to the contrary contained herein, the 2D Expansion Premises TI

Allowance shall not be used to purchase any furniture, personal property or other materials or equipment, including, but not limited to, biological safety cabinets and other scientific equipment not incorporated into the improvements. Tenant shall surrender the 2D Expansion Premises at the end of the Lease Term in the same condition as received and in accordance with the provisions of Section 26 of the Original Lease.

         14. Broker. Each party represents and warrants to the other that it has not dealt with any broker or person in connection with this Amendment. Each party hereby indemnifies and agrees to defend and hold the other party harmless from and against any and all claims for commission, fee or other compensation by any person who shall claim to have dealt with such party in connection with this Amendment and for any and all costs incurred in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements.

         15. Exhibits. All references in the Lease to Exhibit A shall be deemed to refer to Exhibit A-1 attached hereto during the 3D Expansion Premises Period. All references in the Lease to Exhibit A shall be deemed to refer to Exhibits A-l and A-3 during the 2D Expansion Premises Period. All references in the Lease to Exhibit A shall be deemed to refer to Exhibits A-2 and A-3 during the 3C Expansion Premises Period. All references in the Lease to Exhibit A shall be deemed to refer to Exhibit A-3 from and after the 3C Expansion Premises Return Date.

         16. Miscellaneous. All other terms and conditions of the Original Lease, as amended hereby, remain in full force and effect, as so amended. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Lease. The recitals set forth above are specifically incorporated into the body of this Amendment and shall be binding upon the parties hereto. Except as expressly amended hereby, all of the terms and conditions of the Lease remain unchanged and in full force and effect. This Amendment is deemed incorporated into the Lease by reference as of the date hereof; provided, however, in the event of any conflict or inconsistency between the terms and provisions of the Lease and the terms of provisions of this Amendment, the terms and provisions of this Amendment shall govern and control. This Amendment may be executed in any number of counterparts with the same effect as if all of the signatures on such counterparts appeared on one document, and each such counterpart shall be deemed to be an original.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written.

LANDLORD:

ARE-770/784/790 MEMORIAL DRIVE, LLC,
     a Delaware limited liability company

By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
     managing member

By: ARE-QRS CORP., general partner

By: /s/ Joel S. Marcus
  ---------------------------------------
Name: Joel S. Marcus
Title: CEO

TENANT:

ALNYLAM PHARMACEUTICALS, INC. a Delaware corporation

By: /s/ John G. Conley
   --------------------------------------
Name: John G. Conley
Title: VP-Strategy & Finance

                            THIRD AMENDMENT TO LEASE

     THIS THIRD AMENDMENT TO LEASE (this "Amendment") is dated as of the 30th day of April, 2003, by and between ARE-770/784/790 MEMORIAL DRIVE LLC, a Delaware limited liability company ("Landlord") and ALNYLAM PHARMACEUTICALS, INC., a Delaware corporation ("Tenant").

     A. Pursuant to that certain Lease between Landlord and Tenant, dated as of August 5, 2002, as amended by that certain Amendment to Lease dated as of September 9, 2002, and as further amended by that certain Second Amendment to Lease (the "Second Amendment") dated as of March 25, 2003 (as so amended, the "Original Lease") (together, the Original Lease and this Amendment are referred to herein as the "Lease"), Landlord agreed to lease to Tenant, and Tenant leased from Landlord, certain premises located in the building known as 790 Memorial Drive, Cambridge, Massachusetts (the "Building"), as further identified in the Original Lease (the "Premises"), subject to the terms and conditions more particularly set forth in the Original Lease.

     B. Pursuant to the Second Amendment, Landlord and Tenant previously agreed to expand the rentable area of the Premises by the addition of, inter alia, a portion of that area of the Building known as Suite 3D, as defined and more particularly described in the Second Amendment as the 3D Expansion Premises.

     C. Landlord and Tenant now desire to expand the rentable area of the Premises by the addition of the remainder of Suite 3D to the Premises and to adjust the amount of the Base Rent due under the Lease as more particularly described herein, and to cause other changes to the Lease in accordance with the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. From and after the date hereof, the Original Lease is hereby amended to add the following new definitions to the Basic Lease Provisions:

Additional 3D Expansion Premises:       One Thousand Six Hundred Thirty Three
                                        (1,633) rentable square feet on the
                                        third (3rd) floor of the 790 Premises,
                                        being the remainder of that area of the
                                        Building designated as Suite 3D, as
                                        shown on Exhibit A-4 attached hereto and incorporated herein by this reference.

Additional 3D Expansion Premises
Effective Date:                         May 1, 2003

     2. Commencing on the 3C Expansion Premises Effective Date (as defined in the Second Amendment), subject to the terms of Paragraphs 5 and 6 hereof, the definitions of "Premises", "Base Rent" and "Tenant's Share" set forth in the Basic Lease Provisions of the

Original Lease are hereby deleted and the following new definitions are added to the Lease:

Premises:         Those portions of the Building, designated as Suite 2C,
                  Suite 2D, a portion of Suite 3C and a portion of that area of the Building designated as Suite 3D, containing, in the aggregate, approximately Ten Thousand Two Hundred Forty Seven
                  (10,247) rentable square feet, as shown on the attached
                  Exhibits A, A-1, A-2 and A-3.

Base Rent:        $49,527.17 per month

Tenant's Share:   21.6%

     3. Commencing on the Additional 3D Expansion Premises Effective Date and ending on the expiration or earlier termination of the Term of the Lease (as defined in the Original Lease) (the "Expiration Date"), the definitions of "Premises", "Base Rent", and "Tenant's Share" set forth in the Basic Lease Provisions of the Original Lease are hereby deleted and the following new definitions are added to the Lease:

Premises:         Those portions of the Building, designated as Suite 2C,
                  Suite 2D, a portion of Suite 3C and Suite 3D, containing, in the aggregate, approximately Eleven Thousand Eight Hundred
                  Eighty (11,880) rentable square feet, as shown on the attached Exhibits A, A-1, A-2, A-3 and A-4.

Base Rent:        $57,420.00 per month

Tenant's Share:   25.0%

     4.  Lease of Expansion Premises.

         (a) Notwithstanding the provisions of the Second Amendment to the contrary, Landlord and Tenant hereby agree that Tenant will occupy the 3D Expansion Premises (as defined in the Second Amendment), in accordance with the terms and conditions of the Second Amendment, until the expiration or earlier termination of the Term of the Lease (as defined in the Original Lease).

         (b) Landlord hereby demises and leases to Tenant, and Tenant hereby leases from Landlord, commencing on the Additional 3D Expansion Premises Effective Date and continuing thereafter until the Expiration Date and upon the terms and conditions set forth in the Lease, the Additional 3D Expansion Premises, as shown on Exhibit A-4 attached hereto.

     5.   Premises; Rentable Square Feet; Tenant's Share.

          (a) Commencing on the 3C Expansion Premises Effective Date and expiring on the Additional 3D Expansion Premises Effective Date, for all purposes of the Lease, including, without limitation, the calculation of Base Rent and Tenant's Share of Operating Expenses (as defined in the Original Lease), all references in the Lease to the "Premises" shall be deemed to mean the definition of Premises set forth in Paragraph 2 hereof, all references in the Lease to the "Rentable Area of the Premises" shall be deemed to mean the Rentable Area of the Premises set forth in Paragraph 2 hereof, and all references in the Lease to "Tenant's Share" shall mean the Tenant's Share as set forth in Paragraph 2 hereof.

          (b) Commencing on the Additional 3D Expansion Premises Effective Date and until the Expiration Date, for all purposes of the Lease, including, without limitation, the calculation of Base Rent and Tenant's Share of Operating Expenses (as defined in the Original Lease), all references in the Lease to the "Premises" shall be deemed to mean the definition of Premises set forth in Paragraph 3 hereof, all references in the Lease to the "Rentable Area of the Premises" shall be deemed to mean the Rentable Area of the Premises set forth in Paragraph 3 hereof, and all references in the Lease to "Tenant's Share" shall mean the Tenant's Share as set forth in Paragraph 3 hereof.

     6.   Base Rent.

          (a) Commencing on the 3C Expansion Premises Effective Date and expiring on the Additional 3D Expansion Premises Effective Date, all references in the Lease to "Base Rent" shall be deemed to mean the Base Rent set forth in Paragraph 2 of this Amendment. All Base Rent shall be paid by Tenant at the times and in the manner set forth in the Original Lease.

          (b) Commencing on the Additional 3D Expansion Premises Effective Date and ending on the Expiration Date, all references in the Lease to "Base Rent" shall be deemed to mean the Base Rent set forth in Paragraph 3 of this Amendment. All Base Rent shall be paid by Tenant at the times and in the manner set forth in the Original Lease.

     7. Science Hotel(sm) Service Fees. The parties agree that the amount of the Science Hotel(sm) Service Fees set forth in the Science Hotel(sm) Services Agreement (as those terms are defined in the Original Lease) shall not be affected by the addition of the Additional 3D Expansion Premises.

     8. Improvements and Repairs to the Expansion Premises. The parties agree that Landlord shall be under no obligation to perform any repairs or construct any improvements to the Additional 3D Expansion Premises, and Tenant shall take the Additional 3D Expansion Premises "as is", "where is". Tenant shall surrender the Additional 3D Expansion Premises in the same condition as received and in accordance with the provisions of Section 26 of the Original Lease.

     9. Broker. Each party represents and warrants to the other that it has not dealt with any broker or person in connection with this Amendment. Each party hereby indemnifies and agrees to defend and hold the other party harmless from and against any and all claims for commission, fee or other compensation by any person who shall claim to have dealt with such party in connection with this Amendment and for any and all costs incurred in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements.

     10. Exhibits. All references in the Lease to Exhibit A shall be deemed to refer to Exhibit A-4 attached hereto during the Additional 3D Expansion Premises Period.

     11. Miscellaneous. All other terms and conditions of the Original Lease, as amended hereby, remain in full force and effect, as so amended. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Lease. The recitals set forth above are specifically incorporated into the body of this Amendment and shall be binding upon the parties hereto. Except as expressly amended hereby, all of the terms and conditions of the Lease remain unchanged and in full force and effect. This Amendment is deemed incorporated into the Lease by reference as of the date hereof; provided, however, in the event of any conflict or inconsistency between the terms and provisions of the Lease and terms of provisions of this Amendment, the terms and provisions of this Amendment shall govern and control. This Amendment may be executed in any number of counterparts with the same effect as if all of the signatures on such counterparts appeared on one document, and each such counterpart shall be deemed to be an original.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written.

LANDLORD:

ARE-770/784/790 MEMORIAL DRIVE, LLC,
     a Delaware limited liability company


By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
      managing member

By: ARE-QRS CORP., general partner

By: /s/ Peter J. Nelson
   -----------------------------------------
Name: PETER J. NELSON
     ---------------------------------------
Title: SENIOR VICE PRESIDENT &
       CHIEF FINANCIAL OFFICER
      --------------------------------------

TENANT:

ALNYLAM PHARMACEUTICALS, INC. a Delaware corporation

By: /s/ John G. Conley
   -----------------------------------------
Name: John G. Conley
     ---------------------------------------
Title: CFO
      --------------------------------------

                           FOURTH AMENDMENT TO LEASE

     THIS FOURTH AMENDMENT TO LEASE (this "Amendment") is dated as of the 30th day of October, 2003, by and between ARE-770/784/790 MEMORIAL DRIVE LLC, a Delaware limited liability company ("Landlord") and ALNYLAM PHARMACEUTICALS, INC., a Delaware corporation ("Tenant").

     A. Pursuant to that certain Lease between Landlord and Tenant, dated as of August 5, 2002, as amended by that certain Amendment to Lease dated as of September 9, 2002, as further amended by that certain Second Amendment to Lease dated as of March 25, 2003 and as further amended by that certain Third Amendment to Lease (the "Third Amendment") dated as of April 30, 2003 (as so amended, the "Original Lease") (together, the Original Lease and this Amendment are referred to herein as the "Lease"), Landlord agreed to lease to Tenant, and Tenant leased from Landlord, certain premises located in the building known as 790 Memorial Drive, Cambridge, Massachusetts (the "Building"), as further identified in the Original Lease (the "Premises"), subject to the terms and conditions more particularly set forth in the Original Lease.

     B. Pursuant to the Second Amendment, Landlord and Tenant previously agreed to expand the rentable area of the Premises by the addition of, inter alia, a portion of that area of the Building known as Suite 3C, as defined and more particularly described in the Second Amendment as the 3C Expansion Premises.

     C. Landlord and Tenant now desire to expand the rentable area of the Premises by the addition of 1,490 square feet of space to Suite 3C to the Premises and to adjust the amount of the Base Rent due under the Lease as more particularly described herein, and to cause other changes to the Lease in accordance with the terms and conditions set forth in this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. From and after the date hereof, the Original Lease is hereby amended to add the following new definitions to the Basic Lease Provisions:

Additional 3C Expansion Premises:   One Thousand Four Hundred Ninety (1,490)
                                    rentable square feet on the third (3rd)
                                    floor of the 790 Premises, as shown on
                                    Exhibit A-5 attached hereto and incorporated herein by this reference.

Additional 3C Expansion Premises
Effective Date:                     October 1, 2003

Additional 3C Expansion Premises
Termination Date:                   April 30, 2004

     2. Commencing on the Additional 3C Expansion Premises Effective Date and ending on the Additional 3C Expansion Premises Termination Date (the "Expiration Date"), the definitions of "Premises", "Base Rent", and "Tenant's Share" set forth in the Basic Lease Provisions of the Original Lease are hereby deleted and the following new definitions are added to the Lease:

Premises:                               Those portions of the Building,
                                        designated as Suite 2C, Suite 2D, Suite
                                        3C and Suite 3D, containing, in the
                                        aggregate, approximately Thirteen
                                        Thousand Three Hundred Seventy (13,370)
                                        rentable square feet, as shown on the
                                        attached Exhibits A, A-1, A-2, A-3, A-4
                                        and A-5.

Base Rent:                              $64,621.67 per month

Tenant's Share:                         28.1%

     3. Lease of Expansion Premises. Landlord hereby demises and leases to Tenant, and Tenant hereby leases from Landlord, commencing on the Additional 3C Expansion Premises Effective Date and continuing thereafter until the Expiration Date and upon the terms and conditions set forth in the Lease, the Additional 3C Expansion Premises, as shown on Exhibit A-5 attached hereto.

     4. Premises; Rentable Square Feet; Tenant's Share. Commencing on the Additional 3C Expansion Premises Effective Date and until the Expiration Date, for all purposes of the Lease, including, without limitation, the calculation of Base Rent and Tenant's Share of Operating Expenses (as defined in the Original Lease), all references in the Lease to the "Premises" shall be deemed to mean the definition of Premises set forth in Paragraph 2 hereof, all references in the Lease to the "Rentable Area of the Premises" shall be deemed to mean the Rentable Area of the Premises set forth in Paragraph 2 hereof, and all references in the Lease to "Tenant's Share" shall mean the Tenant's Share as set forth in Paragraph 2 hereof.

     5. Base Rent. Commencing on the Additional 3C Expansion Premises Effective Date and ending on the Expiration Date, all references in the Lease to "Base Rent" shall be deemed to mean the Base Rent set forth in Paragraph 2 of this Amendment. All Base Rent shall be paid by Tenant at the times and in the manner set forth in the Original Lease.

     6. Science Hotel (sm) Service Fees. The parties agree that the amount of the Science Hotel (sm) Service Fees set forth in the Science Hotel (sm) Services Agreement (as those terms are defined in the Original Lease) shall not be affected by the addition of the Additional 3C Expansion Premises.

     7. Improvements and Repairs to the Expansion Premises. The parties agree that Landlord shall be under no obligation to perform any repairs or construct any improvements to the Additional 3C Expansion Premises, and Tenant shall take the Additional 3C Expansion Premises "as is", "where is". Tenant shall surrender the Additional 3C Expansion Premises in the same condition as received and in accordance with the provisions of Section 26 of the Original Lease.

     8. Termination Date. Notwithstanding the provisions of the Second Amendment to the contrary, Landlord and Tenant hereby agree that Tenant will occupy the 3C Expansion Premises (as defined in the Second Amendment), in accordance with the terms and conditions of the Second Amendment, until the Expiration Date. Landlord and Tenant hereby further agree that Landlord's right to terminate as set forth in Section 9 of the Second Amendment is deleted, and Tenant shall have the right to occupy the 3C Expansion Premises and the Additional 3C Expansion Premises until the Expiration Date.

     Notwithstanding anything to the contrary contained herein or in the Original Lease, the Term of this Lease with respect to the 3C Expansion Premises, Additional 3C Expansion Premises, 3D Expansion Premises and Additional 3D Expansion Premises, as those terms are defined in the Second Amendment, the Third Amendment and this Amendment, shall expire on April 30, 2004. The Term of this Lease with respect to the remaining portions of the Premises shall expire upon the expiration or earlier termination of the Term of the Lease (as defined in the Original Lease).

     9. Broker. Each party represents and warrants to the other that it has not dealt with any broker or person in connection with this Amendment. Each party hereby indemnifies and agrees to defend and hold the other party harmless from and against any and all claims for commission, fee or other compensation by any person who shall claim to have dealt with such party in connection with this Amendment and for any and all costs incurred in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements.

     10. Exhibits. All references in the Lease to Exhibit A shall be deemed to refer to Exhibits A-1, A-2, A-3, A-4 and A-5 attached hereto and to the Lease, as applicable, during the Additional 3C Expansion Premises Period.

     11. Miscellaneous. All other terms and conditions of the Original Lease, as amended hereby, remain in full force and effect, as so amended. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Lease. The recitals set forth above are specifically incorporated into the body of this Amendment and shall be binding upon the parties hereto. Except as expressly amended hereby, all of the terms and conditions of the Lease remain unchanged and in full force and effect. This Amendment is deemed incorporated into the Lease by reference as of the date hereof; provided, however, in the event of any conflict or inconsistency between the terms and provisions of the Lease and the terms of provisions of this Amendment, the terms and provisions of this Amendment shall govern and control. This Amendment may be executed in any number of counterparts with the same effect as if all of the signatures on such counterparts appeared on one document, and each such counterpart shall be deemed to be an original.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written.

LANDLORD:

ARE-770/784/790 MEMORIAL DRIVE, LLC,
     a Delaware limited liability company

By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
     managing member

By: ARE-QRS CORP., general partner


By:     /s/ Joel S. Marcus
      ------------------------
Name:     Joel S. Marcus
      ------------------------
Title:         CEO
      ------------------------


TENANT:

ALNYLAM PHARMACEUTICALS, INC. a Delaware corporation


By:     /s/ John G. Conley
      ------------------------
Name:     John G. Conley
      ------------------------
Title:         CFO
      ------------------------